Supplement dated May 21, 2009 to the MTB Retail Funds – Money Market Funds

Prospectus and the MTB Institutional Funds Prospectus, each dated August 31, 2008

Effective today, the MTB U.S. Treasury Money Market Fund (the “Fund”) has re-opened to new investors. The Fund was closed to new investors on December 23, 2008, when the existing market environment had reduced opportunities for the Fund to invest new cash flows. The Fund’s investment advisor, MTB Investment Advisors, Inc. has determined that conditions in this regard have abated.